UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report October 6, 2000


                     COMMERCIAL MORTGAGE ACCEPTANCE CORP.
            (Exact name of registrant as specified in its charter)


          Missouri                    333-95447                 43-1681393
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification)


      210 West 10th Street, 6th Floor, Kansas City Missouri        64105
                   (Address of principal executive offices)        (zip code)


       Registrant's telephone number, including area code: 816-435-5000


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Item 5.           Other Events

            In October 2000, the Registrant will cause the issuance and sale of approximately $1,076,288,358 initial principal amount of Mortgage Pass-Through Certificates, Series 2000-C2 Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class V, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2000, among the Registrant, Midland Loan Services, Inc. as Master Servicer and Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO N.V., as Fiscal Agent. In connection with the sale of the Class A-1, Class A-2, Class B, Class C, and Class D (the "Publicly Offered Certificates"), the Registrant has been advised by Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., CIBC World Markets Corp. and Deutsche Bank Securities Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g., the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-95447 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-95447 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as Exhibits to this report.

            The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit 99.1 Structural and Collateral Term Sheet for Commercial Mortgage Pass-Through Term Sheet Certificates Series 2000-C2

Exhibit 99.2      Collateral Term Sheet for Commercial Mortgage
                  Pass-Through Certificate Series 2000-C2

Exhibit 99.3      Collateral Term Sheet for Commercial Mortgage
                  Pass-Through Certificate Series 2000-C2

Exhibit 99.4      Collateral Term Sheet for Commercial Mortgage
                  Pass-Through Certificate Series 2000-C2



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PNC MORTGAGE ACCEPTANCE CORP.

                              By:   /s/ Lawrence D. Ashley
                              ------------------------------
                              Name:   Lawrence D. Ashley
                              Title:  Senior Vice President

Date:  October 6, 2000